EXHIBIT 10.22

                                    AMENDMENT

This Amendment applies to the Revolving Credit Agreement ("Agreement") dated November 1, 2004 between Avante Holding Group, Inc. ("Avante") and Alternative Construction Company, Inc. ("ACC").

The Agreement provides a Line of Credit ("LOC") of $500,000. This Amendment provides an additional $500,000 to the LOC thereby providing a total of $1,000,000 for the LOC.

The terms of this Amendment are the same as the Agreement.

ALTERNATIVE CONSTRUCTION COMPANY, INC.


/s/ Thomas G. Amon
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Name: Thomas G. Amon
Title: Secretary


AVANTE HOLDING GROUP, INC.


/s/ Michael W. Hawkins
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Name: Michael W. Hawkins
Title: President